                                                                  Exhibit (a)(2)


                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                                  BRYLANE INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED MARCH 16, 1999

                                       BY

                        BUTTONS ACQUISITION CORPORATION

                          A WHOLLY OWNED SUBSIDIARY OF

                         PINAULT-PRINTEMPS-REDOUTE S.A.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON MONDAY, APRIL 12, 1999, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                      CHASEMELLON SHAREHOLDER SERVICES LLC

              By Mail:                             By Hand:                      By Overnight Courier:
        Post Office Box 3301              120 Broadway -- 13th Floor               85 Challenger Road
     South Hackensack, NJ 07606               New York, NY 10271                 Mail Drop Reorg. Dept.
  Attn: Reorganization Department      Attn: Reorganization Department         Ridgefield Park, NJ 07660

                     Facsimile Transmission: (201) 296-4293
      Confirmation of Facsimile Transmission by Telephone: (201) 296-4860

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

YOU MUST SIGN THIS LETTER OF TRANSMITTAL, WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if delivery is to be made by book-entry transfer to the Depositary's account at the Depository Trust Company ("DTC"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Shares (as defined below) according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

---------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED
               HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS
           NAME(S) APPEAR(S)                                          CERTIFICATE(S) TENDERED
          ON CERTIFICATES(S))                                  (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------
                                                                            TOTAL NUMBER
                                                                             OF SHARES
                                                CERTIFICATE                REGISTERED BY              NUMBER OF SHARES
                                                 NUMBER(S)*               CERTIFICATE(S)*                TENDERED**
                                         ----------------------------------------------------------------------------------

                                         ----------------------------------------------------------------------------------

                                         ----------------------------------------------------------------------------------

                                         ----------------------------------------------------------------------------------

                                         ----------------------------------------------------------------------------------
                                                TOTAL SHARES
---------------------------------------------------------------------------------------------------------------------------
  *  Need not be completed by stockholders tendering by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the
     Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------
Account Number
--------------------------------------------------------------------------------
Transaction Code Number
--------------------------------------------------------------------------------

     Stockholders whose Share certificates are not immediately available or they cannot deliver either their certificates for, or a book-entry confirmation with respect to their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedure set forth in the Offer To Purchase. See Instruction 2 hereof.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
--------------------------------------------------------------------------------
Window Ticket Number (if any)
--------------------------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
-----------------------------------------------------------------
Name of Institution which Guaranteed Delivery
----------------------------------------------------------------------
Check Box if Delivered by Book-Entry Transfer at DTC: [ ]
Account Number (if delivered by Book-Entry Transfer)
---------------------------------------------------------------
Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Buttons Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Pinault-Printemps-Redoute S.A., a French societe anonyme ("Parent"), the above-described shares (the "Shares") of common stock, par value U.S. $0.01 per share, of Brylane Inc., a Delaware corporation (the "Company"), at U.S. $24.50 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 16, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, each as amended or supplemented from time to time, constitutes the "Offer").

Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all other Shares or other securities ("Other Securities") or property issued or issuable in respect thereof on or after March 16, 1999) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Other Securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any such Other Securities), or transfer ownership of such Shares (and any such Other Securities) on the account books maintained by DTC, together in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (ii) present such Shares and any such Other Securities for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any such Other Securities, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each designee of Purchaser as attorney and proxy of the undersigned, each with full power of substitution, to exercise such voting and other rights as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares (and any Other Securities) tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or written consent in lieu of such meeting, or otherwise. This proxy is coupled with an interest in the Shares (and any Other Securities) tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares (and any Other Securities) by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior proxies granted by the undersigned with respect to such Shares (and any Other Securities) and no subsequent proxies may be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. Purchaser reserves the right to require that, in order for Shares (and any Other Securities) to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares (and any Other Securities), Purchaser is able to exercise full voting and other rights of a record holder or beneficial holder, including rights in respect of acting by written consent, with respect to such Shares (and any Other Securities).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Other Securities) tendered hereby, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any signature guarantees or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Other Securities) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any such Other Securities issued to the undersigned on or after March 16, 1999, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Other Securities and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase or otherwise required by applicable law, this tender is irrevocable.

Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable except that they may be withdrawn after May 14, 1999, unless theretofore accepted for payment as provided in the Offer to Purchase. See Section 4 of the Offer to Purchase.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/ or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not purchased (together with accompanying documents as appropriate) in the name(s) of, and deliver said check and/or return such certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at DTC as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] Check  [ ] Certificate(s) to:

   Name
   -----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   ---------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                   (See Substitute Form W-9 Included Herein)
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

        To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned or to the undersigned at an address other than that appearing under "Description of Shares Tendered."

   Issue:  [ ] Check  [ ] Certificate(s) to:

   Name
   -----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   ---------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                   (See Substitute Form W-9 Included Herein)
          ------------------------------------------------------------

                             STOCKHOLDERS SIGN HERE
              (ALSO COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
ARROW ---------------------------------------------------------------------ARROW
ARROW ---------------------------------------------------------------------ARROW
                           (SIGNATURE(S) OF OWNER(S))

Dated
--------------------------- , 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s)-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
             -------------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      (INCLUDE ZIP CODE)

Area Code and Telephone Number (       )
                                ------------------------------------------------

Tax Identification or
Social Security Number
                 ---------------------------------------------------------------
                        (SEE SUBSTITUTE FORM W-9 BELOW)

                            GUARANTEE OF SIGNATURES
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
               -----------------------------------------------------------------

Name ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Name of Firm
          ----------------------------------------------------------------------

Address-------------------------------------------------------------------------
                                                      (INCLUDE ZIP CODE)

Area Code and Telephone Number (       )
                                ------------------------------------------------

Dated
--------------------------- , 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. Signatures on all Letters of Transmittal must be guaranteed by a recognized member of a Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"), unless
(i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders either if certificates for Shares are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at DTC of Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal, must be received by the Depositary, at one of the addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary (as provided in (iii) below) prior to the Expiration Date and (iii) the certificates for all physically tendered Shares (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) Trading Days (as defined in the Offer to Purchase) after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate number and/or the number of Shares should be listed on a separate signed schedule attached hereto.

4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares, evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if certificates for tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any share transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check is to be issued in the name of and/or certificates for Shares not tendered or not purchased are to be returned to a person other than signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at DTC as such stockholder may designate under "Special Delivery Instructions." If no such instructions are given, any such Share not purchased will be returned by crediting the account at DTC.

8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from, the Information Agent or Dealer Manager at the telephone numbers and addresses set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company.

9. WAIVER OF CONDITIONS. Except as otherwise provided in the Offer to Purchase, Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

10. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayor Identification Number ("TIN"), generally the stockholder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether he or she is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayor Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

Under federal tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her Social Security Number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayor Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his correct TIN by completing the Substitute Form W-9 contained herein certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayor Identification Number on Substitute Form W-9 for additional guidance on which number to report. Tendering stockholders who have not been issued a TIN and have applied for a number or intend to apply for a number in the near future should refer to Instruction 10.

               PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES LLC

------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                          PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX  --------------------------------------
FORM W-9                            AT RIGHT AND CERTIFY BY SIGNING AND DATING    SOCIAL SECURITY NUMBER
DEPARTMENT OF THE TREASURY          BELOW.                                        OR----------------------------------
INTERNAL REVENUE SERVICE                                                              EMPLOYER IDENTIFICATION NUMBER
                                                                                  (If awaiting TIN write "Applied For")
                                   ------------------------------------------------------------------------------------
Payor's Request for                 PART II -- For Payees not subject to backup withholding, see the enclosed Guidelines
Taxpayor Identification             for Certification of Taxpayor Identification Number on Substitute Form W-9 and
Number ("TIN")                      complete as instructed therein by writing "EXEMPT" here.
------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under the penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayor Identification Number (or a Taxpayor Identification Number has
     not been issued to me) and either (a) I have mailed or delivered an application to receive a Taxpayor
     Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future (I understand that if I do not provide a
     Taxpayor Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number); and
 (2) I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed
 Guidelines.)
------------------------------------------------------------------------------------------------------------------------
 SIGNATURE ------------------------------ DATE ------------- , 1999
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYOR IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYOR IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayor identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayor identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayor identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature(s): ------------------------------ Dated: ------------- , 1999

If you have any questions regarding the Offer, please contact the Information Agent or the Dealer Manager:

                    The Information Agent for the Offer is:

                           [MACKENZIE PARTNERS LOGO]
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL FREE (800) 322-2885

                      The Dealer Manager for the Offer is:

                           [J.P. MORGAN & CO. LOGO]
                                 60 Wall Street
                                 Mail Stop 2860
                            New York, New York 10260
                                 (212) 648-3509
                                       or
                         CALL TOLL-FREE (877) 874-2781